WANGER ADVISORS TRUST

Wanger U.S. Smaller Companies

Wanger International Small Cap

(the “Funds”)

March 20, 2008

* IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY *

The board of trustees of Wanger Advisors Trust has approved changes to the names and the non-fundamental investment policies of the Funds.

Each Fund currently has a non-fundamental investment policy which requires it to invest, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in small- and medium-sized companies with market capitalizations under $5 billion at the time of purchase. Effective June 1, 2008, this non-fundamental policy will be eliminated for each Fund and be replaced by the following investment policy:

Under normal market circumstances, the Fund invests a majority of its net assets in small- and mid-sized companies with market capitalizations under $5 billion at the time of investment.  However, if the Fund’s investments in such companies represent less than a majority of its net assets, the Fund may continue to hold and to make additional investments in an existing company in its portfolio even if that company’s capitalization has grown to exceed $5 billion.  Except as noted above, under normal market circumstances, the Fund may invest in other companies with market capitalizations above $5 billion, provided that immediately after that investment a majority of its net assets would be invested in companies with market capitalizations under $5 billion.

Also effective June 1, 2008, Wanger U.S. Smaller Companies will change its name to Wanger USA and Wanger International Small Cap will change its name to Wanger International.